Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 23. Commitments and Contingencies
Credit Agreement — In November 2015, the Company amended and restated its existing credit facility (the "2019 Credit Facility") to provide up to $650.0 million in revolving loans and letters of credit, subject to certain financial and other covenants. At various points during 2016 through 2019, the Company executed amendments to the credit agreement governing the 2019 Credit Facility which amended certain of the financial and other covenants. In November 2017 and as later amended, the Company entered into a new letter of credit facility (the "2019 LC Facility") pursuant to the letter of credit reimbursement agreement that provided an additional $500.0 million in availability of standby letters of credit. In May 2019, the Company entered into an additional letter of credit reimbursement agreement that provided for an additional $200.0 million in availability of standby letters of credit.
In conjunction with the availability of the 2020 LC Facility (described below), the 2019 Credit Facility and the 2019 LC Facility were terminated in February 2020 and $4.7 million of deferred financing costs were expensed and included in loss on extinguishment of debt on the consolidated statements of operations for the year ended December 31, 2020. As of December 31, 2021 and 2020, $6.2 million and $143.7 million, respectively, in letters of credit remain outstanding under the 2019 LC Facility and 2019 Credit Facility that are secured by new letters of credit issued under the 2020 LC Facility.
The Company has also entered into various other letter of credit arrangements, the purpose of which is to guarantee payment under certain leases entered into by JapanCo and PacificCo. There was $8.1 million and $49.2 million of standby letters of credit outstanding under these other arrangements that are secured by $11.3 million and $53.6 million of restricted cash at December 31, 2021 and 2020, respectively.
2020 LC Facility and Company/SBG Reimbursement Agreement — On December 27, 2019, WeWork Companies LLC entered into a credit agreement (the "Company Credit Agreement," as amended by the First Amendment, dated as of February 10, 2020, the Second Amendment to the Credit Agreement and First Amendment to the Security Agreement, dated as of April 1, 2020, and the Third Amendment to the Credit Agreement, dated as of December 6, 2021), among WeWork Companies LLC, as co-obligor, the SoftBank Obligor, as co-obligor, Goldman Sachs International Bank, as administrative agent, and the issuing creditors and letter of credit participants party thereto. The Company Credit Agreement provides for a $1.75 billion senior secured letter of credit reimbursement facility (the "2020 LC Facility"), which was made available on February 10, 2020, for the support of WeWork Companies LLC's or its subsidiaries' obligations. As amended, the 2020 LC Facility terminates on February 10, 2024 and reduces to $1.25 billion beginning on February 10, 2023. As of December 31, 2021, $1.25 billion of standby letters of credit were outstanding under the 2020 LC Facility, of which $6.2 million has been utilized to secure letters of credit that remain outstanding under WeWork Companies LLC's previous credit facility (the "2019 Credit Facility") and letter of credit facility (the "2019 LC Facility"), which were terminated in 2020.
As of December 31, 2021, there was $0.5 billion in remaining letter of credit availability under the 2020 LC Facility.
The 2020 LC Facility is guaranteed by substantially all of the domestic wholly-owned subsidiaries of WeWork Companies LLC (collectively, the “Guarantors”) and is secured by substantially all the assets of WeWork Companies LLC and the Guarantors, in each case, subject to customary exceptions. The Company Credit Agreement and related documentation contain customary reimbursement provisions, representations, warranties, events of default and affirmative covenants (including with respect to cash management) for letter of credit facilities of this type. The negative covenants applicable to WeWork Companies LLC and its Restricted Subsidiaries (as defined in the Company Credit Agreement) are limited to restrictions on liens (subject to exceptions substantially consistent with the 7.875% Senior Notes due 2025), changes in line of business and disposition of all or substantially all of the assets of WeWork Companies LLC.
In connection with the 2020 LC Facility, WeWork Companies LLC also entered into a reimbursement agreement, dated February 10, 2020 (as amended, the "Company/SBG Reimbursement Agreement"), with the SoftBank Obligor pursuant to which (i) the SoftBank Obligor agreed to pay substantially all of the fees and expenses payable in connection with the Company Credit Agreement, (ii) the Company agreed to reimburse SoftBank Obligor for certain of such fees and expenses (including fronting fees up to an amount of 0.125% on the undrawn and unexpired amount of the letters of credit, plus any fronting fees in excess of 0.415% on the undrawn and unexpired amount of the letters of credit) as well as to pay the SoftBank Obligor a fee of 5.475% on the amount of all outstanding letters of credit and (iii) the Guarantors agreed to guarantee the obligations of WeWork Companies LLC under the Company/SBG Reimbursement Agreement. During the years ended December 31, 2021 and 2020, the Company recognized $82.2 million and $69.7 million, respectively, in interest expense in connection with amounts payable to SBG pursuant to the Company/SBG Reimbursement Agreement.
As the Company is also obligated to issue shares to SBG in the future pursuant to the 2020 LC Facility Warrant, with such warrant valued at issuance at $284.4 million (as discussed in Note 11), the implied interest rate for the Company on the 2020 LC Facility at issuance, assuming the full commitment is drawn, is approximately 12.47%. In December 2021, the Company/SBG Reimbursement Agreement was amended following the entry into the Amended Credit Support Letter (as defined below) to, among other things, change the fees payable by WeWork Companies LLC to SBG to (i) 2.875% of the face amount of letters of credit issued under the 2020 LC Facility (drawn and undrawn), payable quarterly in arrears, plus (ii) the amount of any issuance fees payable on the drawn amounts under the 2020 LC Facility.
LC Debt Facility - In May 2021, the Company entered into a loan agreement with a third party to raise up to $350.0 million of cash secured by one or more letters of credit issued pursuant to the LC Facility (the “LC Debt Facility”). The third party has the ability to issue a series of discount notes to investors of varying short term (1-6 month) maturities and made a matching discount loan to the Company. The Company will pay the 5.475% issuance fee on the letter of credit, the 0.125% fronting fee on the letter of credit and the interest on the discount note which will be set each note issuance. In September 2021, the Company repaid the initial LC Debt Facility and accrued interest totaling $350.0 million and entered into a new LC Debt Facility. In October 2021, the Company repaid the second LC Debt Facility and accrued interest totaling $350.0 million. As of December 31, 2021, there were no borrowings outstanding under the LC Debt Facility.
As of December 31, 2021, the Company had capitalized a total of $0.5 million in debt issuance costs, as the nonrefundable engagement fee, which will be amortized until February 10, 2023. Such costs were capitalized as deferred financing costs and included as a component of other assets, net of accumulated amortization, on the accompanying consolidated balance sheet. During the year ended December 31, 2021, the Company recorded $0.2 million of interest expense relating to the amortization of these costs.
Construction Commitments — In the ordinary course of its business, the Company enters into certain agreements to purchase construction and related contracting services related to the build-outs of the
Company’s operating locations that are enforceable and legally binding, and that specify all significant terms and the approximate timing of the purchase transaction. The Company’s purchase orders are based on current needs and are fulfilled by the vendors as needed in accordance with the Company’s construction schedule. As of December 31, 2021 and 2020, the Company had issued approximately $58.7 million and $108.2 million, respectively, in such outstanding construction commitments.
Legal Matters — The Company has in the past been, is currently and expects to continue in the future to be a party to or involved in pre-litigation disputes, individual actions, putative class actions or other collective actions, U.S. and foreign government regulatory inquiries and investigations and various other legal proceedings arising in the normal course of its business, including with members, employees, landlords and other commercial partners, securityholders, third-party license holders, competitors, government agencies and regulatory agencies, among others.
The Company reviews its litigation-related reserves regularly and, in accordance with GAAP, sets reserves where a loss is probable and estimable. The Company adjusts these reserves as appropriate; however, due to the unpredictable nature and timing of litigation, the ultimate loss associated with a given matter could significantly exceed the litigation reserve currently set by the Company. Given the information it has as of today, management believes that none of these matters will have a material effect on the consolidated financial position, results of operations or cash flows of the Company.
As of December 31, 2021, the Company is also party to several litigation matters and regulatory matters not in the ordinary course of business. These matters are described below. Management intends to vigorously defend these cases and cooperate with regulators in these matters; however, there is a reasonable possibility that the Company could be unsuccessful in defending these claims and could incur losses. It is not currently possible to estimate a range of reasonably possible loss above the aggregated reserves.
Carter v. Neumann, et al. (Superior Court for the State of California, County of San Francisco, No. CGC-19-580474, filed January 10, 2020, replacing Natalie Sojka as plaintiff in the putative class action Ms. Sojka filed on November 4, 2019)
Won v. Neumann, et al. (Superior Court for the State of California, County of San Francisco, No. CGC-19-581021, filed November 25, 2019)
Two separate purported class and derivative complaints have been filed by three Company shareholders (two in Carter and one in Won) against the Company, certain current and former directors, SBG, Adam Neumann and Masayoshi Son. Both complaints were filed in California state court and allege, among other things, that defendants breached fiduciary duties and/or aided and abetted breaches of fiduciary duties in connection with certain transactions. The complaints seek injunctive relief and damages. In both actions, the Company filed motions to compel arbitration and stay the actions, or to enforce the Company’s Delaware forum selection bylaw and dismiss or stay the actions. On August 31, 2020, the trial court granted the motions to compel arbitration (as to one of the plaintiffs in Carter and the plaintiff in Won) and the motion to enforce the forum selection bylaw (as to the second plaintiff in Carter). On October 30, 2020, the first Carter plaintiff and the Won plaintiff filed petitions for writs of mandate seeking to overturn the court's orders compelling arbitration. On December 3, 2020, the California Court of Appeal denied those petitions. Also on October 30, 2020, the second plaintiff in Carter appealed the trial court’s decision enforcing the forum selection bylaw. On November 16, 2021, the California Court of Appeal affirmed the trial court's decision enforcing the forum selection bylaw. On December 23, 2021, the second Carter plaintiff filed a petition to review the Court of Appeal's decision in the California Supreme Court. On March 9, 2022, the California Supreme Court denied this petition. The Company is litigating the first Carter plaintiff's and the Won plaintiff's claims in private arbitrations.
Catalyst Investors III, L.P. v. The We Company et. al (Supreme Court of the State of New York, County of New York, Index No. 654377/2020, filed September 21, 2020)
Three former investors in Conductor, Inc. filed a complaint against the Company, its former Chief Executive Officer, Adam Neumann, and its former Chief Financial Officer, Arthur Minson, alleging that the defendants made or participated in making misrepresentations that induced the plaintiffs to agree to the Company’s acquisition of Conductor, Inc. in March 2018. The plaintiffs assert causes of action for common law fraud/fraudulent inducement, unjust enrichment, and negligent misrepresentation under New York law. The plaintiffs seek unspecified compensatory and punitive damages, as well as other relief. On December 4, 2020, the Company filed a motion to dismiss the complaint. In a May 26, 2021 order, the court granted the motion to dismiss as to the unjust enrichment and negligent misrepresentation claims and denied the motion to dismiss as to the fraud based claims.
Regulatory Matters
Since October 2019, the Company has been responding to subpoenas and document requests issued by certain federal and state authorities investigating the Company’s disclosures to investors and employees regarding the Company’s valuation and financial condition, and certain related party transactions. On November 26, 2019, the U.S. Securities and Exchange Commission issued a subpoena seeking documents and information concerning these topics, and has interviewed witnesses, in connection with a non-public investigation styled In the Matter of The We Company (HO-13870). On January 29, 2020, the United States Attorney’s Office for the Southern District of New York issued a voluntary document request concerning these topics and has interviewed witnesses. On October 11, 2019, the New York State Attorney General’s Office issued a document request concerning these topics and has examined witnesses. On February 12, 2020, the California Attorney General’s Office issued a subpoena concerning these topics. The Company is cooperating with all of these investigations.
Asset Retirement Obligations — As of December 31, 2021 and 2020, the Company had asset retirement obligations of $219.6 million and $206.0 million, respectively. The current portion of asset retirement obligations are included within other current liabilities and the non-current portion are included within other liabilities on the accompanying consolidated balance sheets. Asset retirement obligations include the following activity during the years ended December 31, 2021 and 2020:

	Year Ended December 31,
(Amounts in thousands)	2021	2020
Balance at beginning of period	$205,965	$131,989
Liabilities incurred in the current period	9,607	8,842
Liabilities settled in the current period	(18,506)	(5,475)
Accretion of liability	16,792	9,888
Revisions in estimated cash flows	19,770	64,630
ChinaCo Deconsolidation (Note 7)	—	(8,883)
Effect of foreign currency exchange rate changes	(14,067)	4,974
Balance at end of period	219,561	205,965
Less: Current portion of asset retirement obligations	(421)	(113)
Total non-current portion of asset retirement obligations	$219,140	$205,852